SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                       TO
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 1996 (April 5, 1996)

                           The Italian Oven, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


       0-27182                                       25-1624305
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(Commission File Number)                  (I.R.S. Employer Identification No.)


     Eleven Lloyd Ave., Latrobe, PA                     15650
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(Address of  Principal  Executive Offices)           (Zip Code)


                                  (412)537-5380
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              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets

The Mid America Transaction

         Effective April 4, 1996, the Company acquired, pursuant to the Leasehold and Asset Purchase and Sale Agreement with Mid America Restaurant Group, Inc. ("Mid America"), all of the leasehold interests and operating assets of Mid America formerly used by Mid America in connection with the operation of six Blackeyed Pea restaurants in the Kansas City metropolitan area. These Blackeyed Pea restaurants were closed prior to the Company's acquisition of the Mid America assets. The purchase price of the assets acquired was $3,000,000, which was paid by the Company in cash. The purchase price of the assets was determined by arm's length negotiations between the parties. The purchase price was paid by the Company from capital reserves targeted for use for restaurant development and acquisition. These reserves represent proceeds from the Company's November 1995 initial public offering of its Common Stock.

         The Company intends to remodel each of the restaurants so acquired and to operate them as The Italian Oven restaurants. It is anticipated that the remodeling will be completed and these new Company-owned restaurants opened for business by September 1996.

The Western Pennsylvania Transaction

         On April 29, 1996, the Company completed the acquisition of the operating assets of four franchised restaurants of the Company, Ovens of Cranberry, Ltd., Ovens of Monroeville, Ltd., Ovens of Erie One, Ltd. and Ovens of North Hills, Ltd. ("Sellers"), which owned four The Italian Oven restaurants in the Western Pennsylvania market. The acquisition was completed pursuant to the terms of an asset acquisition agreement dated February 22, 1996 between the Company, the Sellers and the Sellers' shareholders, Marc B. Robertshaw, William
J. Rosa and David S. Gallatin. The operating assets acquired consist of all furniture, fixtures, equipment, operating licenses, leasehold improvements and leasehold interests necessary to operate the restaurants.

         The purchase price for the acquired assets was $2,714,500, which was paid $2,534,500 in cash and $180,000 through the issuance of 36,000 shares of the Company's Common Stock (valued at the market price of $5.00 per share on the last business day prior to acquisition). The purchase price was determined by arm's length negotiations among the parties. The cash portion of the purchase price was paid by the Company from capital reserves targeted for use for restaurant development and acquisition. These reserves represent proceeds from the Company's November 1995 initial public offering of its Common Stock.

         The assets acquired by the Company were used by the Sellers for the operation of each of their respective The Italian Oven restaurants. The Company intends to continue to operate the assets for the same purposes.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of businesses acquired.

                  It is impracticable for the Company to file the financial statements required for the acquisitions described under "The Western Pennsylvania Transactions" in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such financial statements will be filed with the Commission as soon as the same are available, but in no event later than July 15, 1996.

         (b)      Pro forma financial information.

                  It is impracticable for the Company to file pro forma financial statements taking into account the acquisitions described under "The Western Pennsylvania Transactions" in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such pro forma financial statements will be filed with the Commission at the time the financial statements for these acquisitions are filed.

         (c)      Exhibits

10.1 Leasehold and Asset Purchase and Sale Agreement dated March 4, 1996 by and between the Company and Mid America Restaurant Group, Inc. (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).

10.2 First Amendment to Leasehold and Asset Purchase and Sale Agreement dated March 22, 1996 by and among the Company, Mid America Restaurant Group, Inc. and Mid America Restaurant Group of Kansas (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).

10.3 Second Amendment to Leasehold and Asset Purchase and Sale Agreement dated March 29, 1996 by and among the Company, Mid America Restaurant Group, Inc. and Mid America Restaurant Group of Kansas (included as an exhibit to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 1996 and incorporated by reference herein).

10.4 Agreement dated February 22, 1996, by and among the Company, Ovens of Cranberry, Ltd., Ovens of Erie One, Ltd., Ovens of Monroeville, Ltd., Ovens of North Hills, Ltd., David S. Gallatin, Marc B. Robertshaw and William J. Rosa (included as an exhibit to the Current Report on Form 8-K of the Company dated May 9, 1996 and incorporated by reference herein).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE ITALIAN OVEN, INC.
                                            (Registrant)


                                            By  /s/ Gary L. Steib
                                              _________________________________
                                                    Gary L. Steib,
                                                Chief Financial Officer


Dated:  May 16, 1996